                                                                   EXHIBIT 10.30

                                                                  EXECUTION COPY



================================================================================



                      HISTORICAL ADVANCE PURCHASE AGREEMENT

                                     BETWEEN

                            AAMES CAPITAL CORPORATION

                                   AS SELLER,

                                       AND

                     STEAMBOAT FINANCIAL PARTNERSHIP I, L.P.

                                    AS BUYER




                            DATED AS OF JUNE 10, 1999



================================================================================

                      HISTORICAL ADVANCE PURCHASE AGREEMENT

                This HISTORICAL ADVANCE PURCHASE AGREEMENT, dated as of June 10, 1999 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), made by and between STEAMBOAT FINANCIAL PARTNERSHIP I, L.P., a Delaware limited partnership, as buyer (the "BUYER"), and AAMES CAPITAL CORPORATION, a California corporation, as seller (the "SELLER").

                                R E C I T A L S:

                WHEREAS, in the ordinary course of the Seller's business, the Seller enters into servicing agreements, which include the Scheduled Pooling and Servicing Agreements (as defined below), pursuant to which the Seller acts as servicer of portfolios of mortgage loans;

                WHEREAS, pursuant to the Scheduled Pooling and Servicing Agreements, the Seller has made Historical Advances (as defined below) which, subject to the terms and conditions of this Agreement, the Seller now wishes to sell to the Buyer, and the Buyer wishes to purchase from the Seller, on the Closing Date; and

                WHEREAS, concurrently with the sale contemplated herein, each of the Scheduled Pooling and Servicing Agreements are being supplemented to add the Buyer as an additional limited servicer with respect to Historical Advances and to provide for the direct payment by the trustee under each Scheduled Pooling and Servicing Agreement to the Buyer with respect to such Historical Advances;

                NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for good and sufficient consideration, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I

                                  DEFINITIONS

                SECTION 1.1 Certain Defined Terms. All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Scheduled Pooling and Servicing Agreements, and, to the extent not inconsistent therewith, in the Limited Partnership Agreement, and the following capitalized terms shall have the following meanings:

                "AFFILIATE" shall mean, with respect to a Person, any other Person which directly or indirectly controls, is controlled by or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                "BUSINESS DAY" shall mean any day other than (i) a Saturday or Sunday or (ii) any other day on which banking institutions are authorized or required by law, executive order or governmental decree to be closed in the States of Delaware, New York or California.

                "BUYER" shall have the meaning set forth in the recitals hereto.

                "CERTIFICATE INSURER" shall mean the "Financial Guaranty Insurer" or the "Certificate Insurer" as the case may be, in each case as defined in each Scheduled Pooling and Servicing Agreement.

                "CHIEF EXECUTIVE OFFICE" shall mean, with respect to the Seller or the Buyer, the place where the Seller or the Buyer, as the case may be, is located, within the meaning of Section 9-103(3)(d), or any analogous provision, of the UCC, in effect in the jurisdiction whose Law governs the perfection of the Buyer's ownership of any of the Historical Advances.

                "CLOSING DATE" shall mean June 10, 1999.

                "COLLECTION POLICY" shall mean the Seller's policies regarding the collection and remittance of monies due under Historical Advances as promptly as is reasonably practical and in accordance with the provisions of the Scheduled Pooling and Servicing Agreements.

                "CUT-OFF DATE" shall mean May 31, 1999.

                "GAAP" shall mean generally accepted accounting principles in the United States of America, applied on a consistent basis and applied to both classification of items and amounts, and shall include, without limitation, the official interpretations thereof by the Financial Accounting Standards Board, its predecessors and successors.

                "HISTORICAL ADVANCEs" shall mean, with respect to the Scheduled Pooling and Servicing Agreements, all Monthly Advances and Servicing Advances made by the Servicer, including all rights to repayment and reimbursement with respect thereto, which remain unreimbursed as of the Cut-off Date, having an aggregate balance of $40,800,786.72 as of the Cut-off Date, and the proceeds thereof, as defined in the Relevant UCC, as listed on Schedule 1 hereto. Historical Advances shall not include unreimbursed Monthly Advances and Servicing Advances made under Scheduled Pooling and Servicing Agreements prior to the Cut-off Date which are set forth on Annex A to Schedule 1 hereto.

                "INDEMNIFIED PARTIES" shall have the meaning specified in
Section 7.1 hereof.

                "LAW" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

                "LIEN", in respect of the property of any Person, shall mean any ownership interest of any other Person, any mortgage, deed of trust, hypothecation, pledge, lien, security interest, financing statement, or charge or other encumbrance or security arrangement of any nature whatsoever, including, without limitation, any conditional sale or title retention arrangement, and any assignment, deposit arrangement, consignment or lease intended as, or having the effect of, security.

                "LIMITED PARTNERSHIP AGREEMENT" shall mean the Limited Partnership Agreement of Steamboat Financial Partnership I, L.P., dated as of the date hereof.

                "LIMITED PARTNERSHIP INTEREST" shall mean the limited partnership interest in the Buyer, conveyed to the Seller by the Buyer on the Closing Date, as set forth in the Limited Partnership Agreement.

                "OFFICIAL BODY" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                "OUTSTANDING BALANCE" of any Historical Advance shall mean, at any time, the then outstanding amount thereof.

                "PERSON" shall mean an individual, corporation, limited liability company, partnership (general or limited), trust, business trust, unincorporated association, joint venture, joint-stock company, Official Body or any other entity of whatever nature.

                "PURCHASE" shall mean the purchase by the Buyer from the Seller of an undivided ownership interest in the Historical Advances pursuant to Sections 2.1 and 2.2 hereof.

                "PURCHASE PRICE" shall have the meaning specified in Section 2.2(c) hereof.

                "RECORDS" shall mean correspondence, memoranda, computer programs, tapes, discs, papers, books or other documents or transcribed information of any type whether expressed in ordinary or machine readable language.

                "RELEVANT UCC" shall mean the UCC as in effect in the State of California and in the jurisdiction whose Law governs the perfection of the Buyer's ownership interests in the Historical Advances.

                "REPURCHASE EVENT" shall mean, with respect to any Historical Advance sold by the Seller to the Buyer pursuant to this Agreement, either (i) any representation or warranty made by the Seller in Section 3.2 of this Agreement with respect to such Historical Advance proves to have been false or misleading; or (ii) the failure of the Buyer to have a perfected ownership interest in such Historical Advance, free and clear of any Lien imposed by or in respect of Seller.

                "RESPONSIBLE OFFICER" shall mean, with respect to the Seller or the Buyer, the chief executive officer, chief financial officer, or treasurer of such Person and any other Person designated as a Responsible Officer by any such officers, identified on the List of Responsible Officers attached as Exhibit D hereto (as such list may be amended or supplemented from time to time) and agreed to by the Seller and Buyer.

                "SCHEDULED POOLING AND SERVICING AGREEMENTS" shall mean, collectively, those pooling and servicing agreements described on Schedule 2 attached hereto to which the Seller is a party, pursuant to which the Seller acts as the servicer of portfolios of mortgage loans, or by which Seller's servicing obligations are governed. For all purposes of this Agreement, the term "Scheduled Pooling and Servicing Agreements" shall include the Scheduled Supplement thereto, and any and all instruments, agreements, invoices or other writings, which gives rise to or otherwise evidence any of the Historical Advances.

                "SCHEDULED SUPPLEMENTS" shall mean, collectively, those supplements, dated as of the date hereof, to each Scheduled Pooling and Servicing Agreement.

                "SCHEDULED TRUSTEE" shall mean each "Trustee" under each Scheduled Pooling and Servicing Agreement.

                "SELLER" shall have the meaning set forth in the recitals hereto.

                "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial Code, or any successor statute, or any comparable law, as the same may from time to time be amended, supplemented or otherwise modified and in effect in such jurisdiction.

                SECTION 1.2 Interpretation and Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole. References in this Agreement to "determination", "determine" and "determined" by the Buyer shall be conclusive absent manifest error and include good faith estimates by the Buyer (in the case of quantitative determinations), and the good faith belief of the Buyer (in the case of qualitative determinations). The words "hereof", "herein", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding." The section and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation hereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified. As used in this Agreement, the masculine, feminine or neuter gender shall each be deemed to include the others whenever the context so indicates. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Terms not otherwise defined herein which are defined in the UCC as in effect in the State of California on the date hereof shall have the respective meanings ascribed to such terms therein unless the context otherwise clearly requires.

                                   ARTICLE II

                        SALES AND TRANSFERS; SETTLEMENTS

                SECTION 2.1 General Terms. On the terms and conditions hereinafter set forth, on the Closing Date, the Seller shall sell to the Buyer, and the Buyer shall purchase from the

Seller, without recourse, except as specifically set forth herein, all right, title and interest of the Seller in, to and under the Historical Advances.

                SECTION 2.2 Purchase and Sale.

                (a) The Seller hereby irrevocably sells, sets over, assigns, transfers and conveys to the Buyer and its successors and assigns, without recourse, except as specifically set forth herein, and the Buyer hereby accepts, purchases and receives from the Seller, all of the Seller's right, title, and interest in and to the Historical Advances, together with all monies due or to become due in respect thereof.

                (b) The purchase price (the "PURCHASE PRICE") for the Historical Advances shall be $35,496,684.45, plus the Limited Partnership Interest. The Buyer shall pay and transfer to the Seller on the Closing Date the cash portion of the Purchase Price, by wire transfer of immediately available funds and shall create the Limited Partnership Interest in favor of Seller.

                (c) The Purchase shall be made, and the Purchase Price paid, on the Closing Date; provided that all conditions precedent to the Purchase specified in Section 4.1 shall have been satisfied.

                SECTION 2.3 Intended as Sale.

                (a) It is the intention of the parties hereto that the Purchase shall constitute a sale and assignment, which sale and assignment shall be absolute, irrevocable and without recourse except as specifically provided herein and shall provide the Buyer with the full benefits of ownership of the Historical Advances. In the event that the Purchase is deemed by a court contrary to the express intent of the parties to constitute a pledge rather than a sale and assignment of the Historical Advances, the Buyer shall be treated as having a first-priority, perfected security interest in and to, and lien on, the Historical Advances. The possession by the Buyer or its agent of notes and such other goods, money or documents related thereto, and the filing of Form UCC-1, shall be deemed to be "possession by the secured party" and "perfection by filing", respectively, for purposes of perfecting such security interest pursuant to the Relevant UCC. The sale and conveyance hereunder of the Historical Advances does not constitute an assumption by the Buyer or its successors and assigns of any obligations of the Seller to any Person in connection with the Historical Advances or under any Scheduled Pooling and Servicing Agreement or any other agreement or instrument relating to the Historical Advances.

                (b) In connection with the Purchase, and to reflect the sale of the Historical Advances by the Seller, the Seller agrees to record and file on or prior to the Closing Date, at its own expense, financing statements with respect to the Historical Advances, suitable to reflect the transfer of accounts and general intangibles (each as defined in Article 9 of the Relevant UCC) and meeting the requirements of applicable state Law in such manner and in such jurisdictions as are necessary to perfect the sale, transfer and assignment of the Historical Advances from the Seller to the Buyer, and to deliver file-stamped copies of such financing statements or other evidence of such filing satisfactory to the Buyer on the Closing Date or the day thereafter. In addition to, and without limiting the foregoing, the Seller shall, upon the request of the Buyer, in order to accurately reflect this transaction, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant to Section 8.9 hereof) as may be reasonably requested by the Buyer.

                (c) The Seller shall maintain its books and records, including but not limited to any computer files and master data processing records, so that such records that refer to Historical Advances sold hereunder shall indicate clearly that the Seller's right, title and interest in such Historical Advances has been sold to the Buyer. Indication of the Buyer's interest in Historical Advances shall be deleted from or modified on the Seller's records when, and only when, the Historical Advances shall have been paid in full or the Buyer's interest in such Historical Advances shall have been repurchased or repaid by the Seller hereunder.

                SECTION 2.4 Protection of Ownership of the Buyer.

                (a) The Seller agrees that from time to time, at its expense, it shall promptly execute and deliver all additional instruments and documents and take all additional action that the Buyer may reasonably request in order to perfect the interests of the Buyer in, to and under, or to protect, the Historical Advances, or to enable the Buyer to exercise or enforce any of its rights or remedies hereunder. To the fullest extent permitted by applicable Law, the Buyer and its successor and assigns shall be permitted to sign and file continuation statements and amendments thereto without the Seller's signature if the Seller shall have failed to sign such continuation statements, amendments or assignments within five (5) Business Days after receipt of a request for such execution from the Buyer. The Seller hereby irrevocably consents to Buyer's execution in Seller's name of continuation statements, amendments or assignments.

                (b) At any reasonable time and from time to time at the Buyer's reasonable request and upon seven days' prior notice to the Seller, for so long as Seller is the Servicer under the Scheduled Pooling and Servicing Agreements, the Seller shall permit such Person as the Buyer may designate to conduct audits or visit and inspect the Chief Executive Office of the Seller to examine the Records, internal controls and procedures maintained by the Seller with respect to the Historical Advances and take copies and extracts therefrom, and to discuss the Seller's affairs with its officers, employees and, upon notice to the Seller, independent accountants. The Seller hereby authorizes such officers, employees and independent accountants to discuss with the Buyer or its designee the affairs of the Seller. Any audit provided for herein shall be conducted in accordance with Seller's rules respecting safety and security on its premises and without materially disrupting operations.

                (c) If the Seller shall receive any payments with respect to Historical Advances, the Seller shall hold such payments in trust and shall pay such amounts to the applicable Scheduled Trustee in accordance with the terms of the applicable Scheduled Pooling and Servicing Agreements.

                (d) The Buyer shall have the right to do all such acts and things as it may deem reasonably necessary to protect its interests hereunder, including, without limitation, confirmation and verification of the existence, amount and status of the Historical Advances.

                SECTION 2.5 Mandatory Repurchase Under Certain Circumstances.

                (a) The Seller shall promptly repurchase from the Buyer all of the Historical Advances for a repurchase price equal to the aggregate Outstanding Balance of all of the Historical Advances, if, at any time, the Buyer shall cease to have a perfected ownership interest in all of the Historical Advances purchased hereunder, free and clear of any Lien imposed by or in respect of Seller, or if any of the representations or warranties made by the Seller in Sections 3.1(b), (c), (f) and (i) prove to have been false or misleading in any material respect as of the date on which they were made, except that, with respect to the representations and warranties in Section 3.1(f), Seller shall be obligated to repurchase the Historical Advances as provided herein only if the failure of such representation and warranty results in any Form UCC-1 filed with respect to the Historical Advances not having been filed in a location effective to perfect a security interest (with respect to general intangibles) against the Seller under the Relevant UCC.

                (b) If a Repurchase Event occurs with respect to any particular Historical Advance, the Seller shall promptly repurchase such Historical Advance from the Buyer for a purchase price equal to the then Outstanding Balance of such Historical Advance.

                (c) Each of the Seller and the Buyer shall promptly notify the other if it becomes aware of or receives notice of any fact or circumstance that could or would cause the Seller to be obligated to repurchase any Historical Advance pursuant to this Section 2.5 or any Historical Advance is not otherwise recoverable. The repurchase price of any Historical Advances purchased hereunder shall be deposited by Seller into an account designated by Buyer within two (2) Business Days of Buyer notifying Seller that a Repurchase Event has occurred, or of Seller becoming aware that such Repurchase Event has occurred.

                (d) Upon receipt by the Buyer of the Outstanding Balance of any Historical Advance required to be repurchased by the Seller pursuant to this
Section 2.5, the Buyer shall automatically and without further action, be deemed to sell, transfer, assign, set-over and otherwise convey to the Seller, without recourse, representation or warranty, all the right, title and interest of the Buyer in and to such Historical Advance and all monies due or to become due with respect thereto; and such repurchased Historical Advance shall be treated by the Buyer as collected in full as of the date on which it was transferred. The Buyer shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Seller to effect the conveyance of such Historical Advance and all monies due or to become due with respect thereto, pursuant to this Section 2.5. Promptly following any such repurchase, the Seller shall update Schedule 1 to remove therefrom such repurchased Historical Advance, and deliver the same to the Buyer as so updated.

                SECTION 2.6 Transfers by Buyer. The Seller acknowledges and agrees that the Buyer may sell, assign, encumber or otherwise dispose of the Historical Advances.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

               SECTION 3.1 Representations and Warranties of Seller. The Seller hereby represents and warrants to the Buyer on and as of the Closing Date that:

                (a) Organization and Qualification. The Seller is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation. The Seller is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership of its properties or the nature of its activities (including transactions giving rise to Historical Advances), or both, requires it to be so qualified or, if not so qualified, the failure to so qualify would not have a material adverse effect on its financial condition or results of operations.

                (b) Authority. The Seller has the corporate power and authority to execute and deliver this Agreement, to make the sales provided for herein and to perform its obligations under this Agreement.

                (c) Execution and Binding Effect. This Agreement has been duly executed and delivered by the Seller and, assuming the due and valid execution and delivery hereof by the Buyer, constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or other similar Laws of general application relating to or affecting the enforcement of creditors' rights generally or by general principles of equity and will vest absolutely and unconditionally in the Buyer a valid undivided ownership interest in the Historical Advances purported to be assigned hereby, subject to no Liens whatsoever. Upon the filing of the necessary financing statements under the UCC or under applicable Law as in effect in the jurisdiction whose Law governs the perfection of the Buyer's ownership interests in the Historical Advances, the Buyer's ownership interests therein will be perfected under Article 9 of such UCC or under applicable Law, prior to and enforceable against all creditors of and purchasers from the Seller and all other Persons whatsoever (other than the Buyer and its successors and assigns).

                (d) Authorizations and Filings. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Official Body is or will be necessary or, in the opinion of the Seller, advisable in connection with the execution and delivery by the Seller of this Agreement, the consummation by the Seller of the transactions herein contemplated or the performance by the Seller of or the compliance by the Seller with the terms and conditions hereof, to ensure the legality, validity or enforceability hereof, or to ensure that the Buyer will have a valid undivided ownership interest in and to the Historical Advances which is perfected and prior to all other Liens (including competing ownership interests), other than the filing of financing statements under the UCC in the jurisdiction of the Seller's Chief Executive Office.

                (e) Absence of Conflicts. Neither the execution and delivery by the Seller of this Agreement, nor the consummation by the Seller of the transactions herein contemplated, nor the performance by the Seller of or the compliance by the Seller with the terms and conditions hereof, will (i) violate any Law or (ii) conflict with or result in a breach of or a (with due notice or lapse of time or both) default under (A) the Certificate of Incorporation or By-laws of the Seller or (B) any agreement or instrument, including, without limitation, any and all indentures, debentures, loans, credit agreements or other agreements to which the Seller is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound (including, without limitation, the Scheduled Pooling and Servicing Agreements). The Seller has not entered into any agreement with any Person prohibiting, restricting or conditioning the assignment of any portion of the Historical Advances.

                (f) Location of Chief Executive Office, etc. As of the date hereof: (i) the Seller's Chief Executive Office is located at 350 South Grand Avenue, Los Angeles, California, 90071; (ii) the offices where the Seller keeps all of its material Records are listed on Exhibit B hereto; and (iii) the Seller has, within the last 5 years, operated only under the trade names identified in Exhibit C hereto, and, within the last 5 years, has not changed its name, merged or consolidated with any other corporation with assets over $1,000,000 or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in Exhibit C hereto.

                (g) Accurate and Complete Disclosure. No information furnished in writing by the Seller to the Buyer pursuant to or in connection with this Agreement is false or misleading in any material respect as of the date of which such information was furnished (including by omission of material information necessary to make such information not misleading).

                (h) No Proceedings. There are no proceedings or investigations pending, or to the knowledge of the Seller threatened, before any Official Body (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might materially and adversely affect (i) the performance by the Seller of its obligations under this Agreement or (ii) the validity or enforceability of this Agreement, the Scheduled Pooling and Servicing Agreements, or any of the Historical Advances.

                (i) Litigation. No injunction, decree or other decision has been issued or made by any Official Body that prevents, and to the knowledge of the Seller, no threat by any Person has been made to attempt to obtain any such decision that would have a material adverse impact on the value of the Historical Advances or the performance of the Seller's obligations and the exercise of its rights under the Scheduled Pooling and Servicing Agreements, or that would materially adversely affect the collectibility of the Historical Advances as a whole, except as set forth on Exhibit A hereto.

                (j) Taxes. No Lien has been filed against the Seller on all or any material portion of its property or assets in respect of any unpaid federal, state or local taxes.

                (k) Books and Records The Seller has clearly indicated on its books and records (including any computer files) that the Historical Advances have been sold to the Buyer. For accounting and tax purposes, the Seller shall treat the sale of the Historical Advances hereunder as a sale. The Seller maintains at one or more of the offices listed on Exhibit B hereto the complete records for the Historical Advances.

                (l) Investment Company. The Seller is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                (m) No Fraudulent Conveyance. The transactions contemplated by this Agreement are being consummated by the Seller in furtherance of the Seller's ordinary business, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. By its receipt of the Purchase Price hereunder, the Seller shall have received reasonably equivalent value for the Historical Advances sold or otherwise conveyed to the Buyer under this Agreement.

                (n) Solvency. The Seller is solvent and will not be rendered insolvent by the transactions contemplated herein.

                SECTION 3.2 Representations and Warranties of the Seller With Respect to the Sale of the Historical Advances. By selling Historical Advances to the Buyer on the Closing Date, the Seller represents and warrants to the Buyer as of the Closing Date (in addition to its other representations and warranties contained herein or made pursuant hereto) that:

                (a) Scheduled Pooling and Servicing Agreements. All of the Scheduled Pooling and Servicing Agreements are in full force and effect and the Seller as Servicer thereunder has not been terminated. Other than each Certificate Insurer's right to terminate the applicable Scheduled Pooling and Servicing Agreements based on Seller's failure to achieve certain delinquency and/or loss targets, no event has occurred that would give any party to any Scheduled Pooling and Servicing Agreement the right (including with notice or lapse of time or both) to terminate the Seller for cause as the Servicer or Sub-Servicer under any Scheduled Pooling and Servicing Agreement, and the Seller does not have actual knowledge of any pending or threatened action to terminate the Seller as Servicer or Sub-Servicer under any of the Scheduled Pooling and Servicing Agreements.

                (b) Assignment. This Agreement vests in the Buyer all of the right, title and interest in and to the Historical Advances, and constitutes a valid sale of the Historical Advances, enforceable against, and creating an interest prior in right to, all creditors of and purchasers from the Seller.

                (c) No Liens. Each Historical Advance is owned by the Seller free and clear of any Lien (except any Lien of the Trust under the relevant Scheduled Pooling and Servicing Agreement), except as provided herein, and is not subject to any dispute or other adverse claim, except as provided herein. When the Buyer purchases the Historical Advances, it shall acquire ownership of the Historical Advances, free and clear of any Lien, except as provided herein.

                (d) Filings. On or prior to the Closing Date, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Historical Advances against all creditors of, and purchasers from, the Seller and all other Persons whatsoever have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings have been paid in full and all documents required to be filed to release any Liens on the Historical Advances shall have been filed.

                (e) Collection Policy. The Seller has complied in all material respects with the Collection Policy in regard to each Historical Advance and the related Scheduled Pooling and Servicing Agreement. The Seller has not extended or modified the terms of any Historical Advance or the related Scheduled Pooling and Servicing Agreement except in accordance with the Collection Policy.

                (f) Bona Fide Historical Advance. Each Historical Advance is an obligation arising out of the making of a Monthly Advance or Servicing Advance by the Seller or a predecessor servicer, in its capacity as a servicer of a portfolio of mortgage loans, pursuant to a Scheduled Pooling and Servicing Agreement. Each Historical Advance relates to a Monthly Advance or Servicing Advance that has been made in accordance with the terms of the related Scheduled Pooling and Servicing Agreement. The Seller has no knowledge of any fact that has led it to expect that such Historical Advance will not be fully recoverable when the related mortgage loan is brought current or is liquidated and the Seller had a good faith basis, at the time each Historical Advance was made, to believe that such Historical Advance would be fully recoverable. As of the Cut-off Date, the Seller has not received any payments in respect of the Historical Advances which have not been attributed to the Historical Advances.

                (g)     Accuracy of Schedule. The information set forth in
Schedule 1 (including Annex A to Schedule 1) and in Schedule 2 hereto with respect to the Historical Advances and the Scheduled Pooling and Servicing Agreements is true and correct in all material respects as of the date hereof.

                (h) Creditor Approval. The Seller has obtained from each Person that may have an interest in the Historical Advances (i) all approvals that are necessary to sell and assign the Historical Advances in the manner contemplated by this Agreement and (ii) releases of any security interests in the Historical Advances.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

                SECTION 4.1 Conditions to Closing. On the Closing Date, as a condition precedent to the Buyer's obligations hereunder, all of the representations and warranties of the Seller made herein shall be true and correct, the Seller shall not be in breach of any of the agreements made herein, and the Seller shall deliver to the Buyer the following documents and instruments, all of which shall be in form and substance acceptable to the
Buyer:

                (a) A copy of the resolutions of the Board of Directors of the Seller, certified as of the date hereof by its secretary or assistance secretary authorizing the execution, delivery and performance of this Agreement by the Seller and approving the transactions contemplated hereby;

                (b) The Certificate of Incorporation of the Seller, certified as of a date reasonably near the Closing Date by the Secretary of State or other similar official of the Seller's jurisdiction of incorporation;

                (c) A good standing certificate for the Seller issued by the Secretary of State or other similar official of the Seller's jurisdiction of incorporation, certificates of qualification as a foreign corporation issued by the Secretaries of State or other similar officials of each jurisdiction where such qualification is material to the transactions contemplated by this Agreement and certificates of the appropriate state official in each jurisdiction specified by the Buyer as to the absence of any tax Liens against the Seller under the Laws of such jurisdiction, each such certificate to be dated a date reasonably near the Closing Date;

                (d) A certificate of the secretary or an assistant secretary of the Seller dated as of the Closing Date, certifying (i) the names and signatures of the officers authorized on the Seller's behalf to execute, and the officers and other employees authorized to perform, this Agreement by the Seller and (ii) a copy of the Seller's By-laws;

                (e) Executed copies of proper financing statements (Form UCC-l) naming the Seller as seller/debtor in respect of the Historical Advances, and the Buyer, as the purchaser/secured party, together with evidence of filing thereof in the appropriate jurisdictions; or other similar instruments or documents as may be necessary or, in the opinion of the Buyer, desirable under the UCC of all appropriate jurisdictions to evidence or perfect the Buyer's ownership interests in all of the Historical Advances;

                (f) Executed copies of proper financing statements (Form UCC-3), if any, necessary under the Laws of all appropriate jurisdictions to release all security interests and other Liens or rights of any person in Historical Advances previously granted by the Seller (except the Lien of a Trust under the relevant Scheduled Pooling and Servicing Agreement);

                (g) Certified copies of lien search reports dated a date reasonably near the Closing Date listing all effective financing statements that name the Seller (under its present name and any previous name or any trade names or "d.b.a." name) as debtor and which are filed in jurisdictions in which the filings were made pursuant to paragraph (e) above, together with copies of such financing statements (none of which shall cover any of the Historical Advances, the Scheduled Pooling and Servicing Agreements or any related rights);

                (h) A favorable opinion or opinions of the Seller, dated the date hereof and addressed to the Buyer relating to corporate matters, legality and validity of this Agreement, and a favorable opinion or opinions of O'Melveny & Myers LLP, counsel to the Seller, dated the date hereof and addressed to Buyer relating to the characterization of the transfer of the Historical Advances in a bankruptcy case as an absolute transfer, enforceability of this Agreement and of the Scheduled Supplements, the perfection of the Buyer's ownership interests in the Historical Advances and such other matters as the Buyer may reasonably request;

                (i) An officer's certificate dated the date hereof in a form reasonably acceptable to the Buyer executed by a Responsible Officer of the Seller to the effect that (i) all representations and warranties are true and correct as of the Closing Date and
(ii) all terms, covenants agreements and conditions required to be complied with or performed on or prior to the Closing Date have been complied with or performed on or prior to the Closing Date;

                (j) Executed copies of all of the Scheduled Pooling and Servicing Agreements, certified as true, complete and correct by an incumbent officer of the Seller, except as noted in a certificate of such officer;

                (k) Copies of all Scheduled Supplements, executed by all parties thereto; and

                (l) A true, complete, and correct list (which shall be in paper form and may also be in the form of a computer file or tape) of the Historical Advances, each of which shall be identified by the related Scheduled Pooling and Servicing Agreement, loan number and Outstanding Balance, in the form of Schedule 1 to this Agreement.

                                    ARTICLE V

                                    COVENANTS

                SECTION 5.1 Covenants of the Seller. At all times during the term of this Agreement, unless the Buyer shall otherwise consent in writing:

                (a) Enforceability of Obligations; Reimbursements. The Seller shall take such actions as are reasonable and within its power to ensure that, with respect to each Historical Advance, that Buyer will receive reimbursements with respect to such Historical Advance as promptly as practicable; provided however, that this subsection shall not constitute a guarantee of payment or collection. The Seller shall enforce the right to receive reimbursement for each Historical Advance against any and all parties to a Scheduled Pooling and Servicing Agreement, if its usual and customary procedures do not result in such reimbursement.

                (b) Fulfillment of Obligations. The Seller shall duly observe and perform, or cause to be observed or performed, all material obligations and undertakings on its part to be observed and performed under or in connection with this Agreement, the Collection Policies and the Scheduled Pooling and Servicing Agreements; shall do nothing to impair the rights, title and interest of the Buyer in and to the Historical Advances or the right or ability of the Seller or the Buyer to realize thereon.

                (c) Notice of Relocation. The Seller shall give the Buyer thirty (30) days' prior written notice of any relocation of its Chief Executive Office if, as a result of such relocation, the applicable provisions of the UCC of any applicable jurisdiction or other applicable Laws would require the filing of any amendment of any previously filed financing statement or continuation statement or of any new financing statement. The Seller will at all times maintain its Chief Executive Office within a jurisdiction in the United States in which Article 9 of the UCC (1972 or later revision) is in effect as of the date hereof or the date of any such relocation.

                (d) Further Information. The Seller shall furnish or cause to be furnished to the Buyer such other information as promptly as practicable, and in such form and detail, as the Buyer may reasonably request.

                (e) Fees, Taxes and Expenses. The Seller shall pay all filing fees, stamp taxes, other taxes and expenses that are incurred or assessed on account of or arise out of this Agreement and the documents and transactions entered into pursuant to this Agreement.

                SECTION 5.2 Negative Covenants of the Seller. At all times during the term of this Agreement, unless the Buyer shall otherwise consent in writing:

                (a) No Changes. The Seller shall not change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed in connection with this Agreement or the transactions contemplated hereby misleading within the meaning of Section 9-402(7) of the UCC of any applicable jurisdiction or other applicable Laws unless it shall have given the Buyer at least thirty (30) days' prior written notice thereof and unless prior thereto it shall have caused such financing statement or continuation statement to be amended or a new financing statement to be filed such that such financing statement or continuation statement would not be misleading.

                (b) Collection Policy. The Seller shall not make, allow or consent to any material change in its Collection Policy without prior written notification to the Buyer.

                                   ARTICLE VI

                                   TERMINATION

                SECTION 6.1 Termination. The Seller's obligations under this Agreement shall continue in full force and effect until all Historical Advances have been paid or liquidated; provided, however, that the indemnification and payment provisions set forth in Article VII hereof shall be continuing and shall survive termination of this Agreement.

                                   ARTICLE VII

                                 INDEMNIFICATION

                SECTION 7.1 Indemnity.

                (a) The Seller agrees to indemnify, defend and save harmless the Buyer and any of its successors or permitted assignees (each, an "INDEMNIFIED PARTY" and collectively, the "INDEMNIFIED PARTIES"), other than for the Indemnified Party's own gross negligence or willful misconduct, forthwith on demand, from and against any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, all reasonable attorneys' fees and expenses, expenses incurred by an Indemnified Party (or any successors thereto) and expenses of settlement, litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any Person (whether on its own behalf or derivatively on behalf of the Seller) arising from or incurred in connection with (i) any breach of a representation, warranty or covenant by the Seller made or deemed made hereunder or in connection herewith or the transactions contemplated hereby or
(ii) any action taken or, if the Seller is otherwise obligated to take action, failed to be taken, by the Seller with respect to the Historical Advances or any of its obligations hereunder including, without limitation, the Seller's failure to comply with an applicable Law or regulation

                (b) Promptly upon receipt by any Indemnified Party under this Section 7.1 of notice of the commencement of any suit, action, claim, proceeding or governmental investigation against such Indemnified Party, such Indemnified Party shall, if a claim in respect thereof is to be made against the Seller hereunder, notify the Seller in writing of the commencement thereof. The Seller may participate in and assume the defense and settlement of any such suit, action, claim, proceeding or investigation at its expense, and no settlement thereof shall be made without the approval of the Seller and the Indemnified Party. The approval of either party will not be unreasonably withheld or delayed.

                (c) Each Indemnified Party shall use its good faith efforts to mitigate, reduce or eliminate any losses, expenses or claims for indemnification.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                SECTION 8.1 Survival. The indemnification and payment provisions of Article VII shall be continuing and shall survive any termination of this Agreement, subject to applicable statutes of limitation; provided, however, that any such indemnification or payment claim must be presented to the Seller within thirty (30) Business Days after the Person making such claim receives notice or otherwise becomes aware of such claim, provided, further, however, that any failure to give such notice shall not prejudice the rights of any Indemnified Party except to the extent Seller is actually prejudiced by such failure to give notice.

                SECTION 8.2 Amendments. Any provision of this Agreement may be waived or amended only in a writing signed by the parties hereto.

                SECTION 8.3 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth hereunder or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 8.3 and the appropriate written confirmation is received or, if given by any other means, when received at the address specified in this Section 8.3. Each party further agrees to deliver promptly to the other party a written confirmation of each telephonic notice signed by an authorized officer of the Seller. However, the absence of such confirmation shall not affect the validity of such notice.

                If to the Buyer:

                        Steamboat Financial Partnership I, L.P.
                        c/o Random Properties Acquisition Corp. IV
                        600 Steamboat Road
                        Greenwich, CT 06830
                        Attn:  John Anderson
                        Telephone: (203) 625-7941
                        Facsimile: (203) 618-2135

                        with a copy to:

                        Sheldon Goldfarb, Esq.
                        General Counsel
                        c/o Steamboat Financial, Inc.
                        600 Steamboat Road
                        Greenwich, CT 06830
                        Telephone: (203) 625-6065
                        Facsimile: (203) 618-2132

                If to the Seller:

                        Aames Capital Corporation
                        350 South Grand Avenue
                        Los Angeles, CA  90071
                        Attention: David Sklar, CFO
                        Telephone: (323) 210-5276
                        Facsimile: (323) 210-5551

                with a copy to:

                        Barbara S. Polsky, Esq.
                        General Counsel
                        350 South Grand Avenue
                        Los Angeles, CA  90071
                        Telephone: (323) 210-4927
                        Facsimile: (323) 210-5026

                SECTION 8.4 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial; Process Agent. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The Seller and the Buyer hereby submit to the nonexclusive jurisdiction of courts of the State of New York located in the Borough of Manhattan and the United States District Court for the Southern District of New York for purposes of adjudicating any claim or controversy arising in connection with this Agreement or any of the transactions contemplated hereby. The Seller and the Buyer hereby irrevocably waive, to the fullest extent they may lawfully do so, any objection which they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 8.4 shall affect the right of any Person to bring any action or proceeding against the Seller or the Buyer or their respective properties in the courts of other jurisdictions. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO ANY RELATIONSHIP ESTABLISHED IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                (b) THE SELLER HEREBY IRREVOCABLY DESIGNATES CT CORPORATION AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, FOR AND ON BEHALF OF IT, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT. THE SELLER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO CT CORPORATION, 1633 BROADWAY, NEW YORK, NEW YORK, OR TO ITS ADDRESS FOR NOTICES IN
SECTION 8.3, WHICH SERVICE SHALL BECOME EFFECTIVE THREE (3) BUSINESS DAYS AFTER DEPOSIT IN THE MAIL AND SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BUYER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE SELLER IN ANY OTHER JURISDICTION.

                SECTION 8.5 No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of the Buyer in exercising any right, power or privilege under this Agreement shall affect any other or future exercise thereof or the exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Buyer under this Agreement are cumulative and not exclusive of any rights or remedies which the Buyer would otherwise have.

                SECTION 8.6 No Discharge. The obligations of the Seller under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by (a) any exercise or nonexercise of any right, remedy, power or privilege under or in respect of this Agreement or applicable Law, including, without limitation, any failure to set-off or release in whole or in part by the Buyer of any balance of any deposit account or credit on its books in favor of the Buyer or any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof, or (b) any other act or thing or omission or delay to do any other act or thing which would operate as a discharge of the Buyer as a matter of law.

                SECTION 8.7 Prior Understandings. This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and thereof, and supersede all prior understandings and agreements, whether written or oral with respect to the subject matter hereof and thereof.

                SECTION 8.8 Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Seller may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Buyer. No provision of this Agreement shall in any manner restrict the ability of the Buyer to assign, participate, grant security interests in, or otherwise transfer any portion of the Historical Advances owned by the Buyer. The Seller further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against the Buyer due to a breach by the Buyer of this Agreement or for any other reason, and notwithstanding the bankruptcy of the Buyer or any other event whatsoever, the Seller's sole remedy shall be a claim against the Buyer for money damages, and in no event shall the Seller assert any claim on or any interest in the Historical Advances or take any action which would reduce or delay receipt of collections with respect to the Historical Advances.

                SECTION 8.09 Severability; Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable any other provision in such jurisdiction or such provision in any other jurisdiction.

                SECTION 8.10 Expenses. Seller shall pay Buyer's costs and expenses reasonably incurred in connection with Buyer's negotiation, preparation, execution and delivery of this Agreement, including the fees and out-of-pocket expenses of Buyer's counsel, and Buyer's costs and expenses incurred in seeking enforcement of any of Seller's obligations hereunder.




                            [Signature Page Follows]

                IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above set forth.


                                        AAMES CAPITAL CORPORATION,
                                        as Seller

                                        By: /s/ David A. Sklar
                                           -------------------------------------
                                           Name: David A. Sklar
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


                                        STEAMBOAT FINANCIAL PARTNERSHIP I, L.P.
                                        as Buyer

                                        By: RANDOM PROPERTIES ACQUISITION
                                            CORP. IV
                                            its general partner

                                        By: /s/ John C. Anderson
                                           -------------------------------------
                                           Name: John C. Anderson
                                           Title: Senior Vice President




                      HISTORICAL ADVANCE PURCHASE AGREEMENT

                                                                       EXHIBIT A



                             SCHEDULE OF LITIGATION



                                      None

                                                                       EXHIBIT B

                         SCHEDULE OF LOCATION OF RECORDS

Seller: 350 South Grand Avenue
        Los Angeles, CA  90071

                                                                       EXHIBIT C

                          SCHEDULE OF CORPORATE NAMES,
                  TRADE NAMES OR ASSUMED NAMES AND SUBSIDIARIES

Corporate Name:       Aames Capital Corp.

Trade Names:          Aames Home Loan

Assumed Names:        None

Subsidiaries:         None

                                                                       EXHIBIT D

                          LIST OF RESPONSIBLE OFFICERS


Responsible Officers of Seller:     Cary H. Thompson
                                    David K. Sklar
                                    Jon D. Van Deuren
                                    Steven Naberhaus
                                    Fred Mahintorabi
                                    Barbara Polsky

Responsible Officers of Buyer:      Robert J. McGinnis
                                    Joseph Walsh III
                                    Kevin Piccoli
                                    Michael Florio
                                    Peter Sanchez

                                                                      Schedule 1

                         SCHEDULE OF HISTORICAL ADVANCES

                            (As of the Cut-off Date)

                                    [To come]



                                      S1-2

                                                           Annex A to Schedule 1

                     Monthly Advances and Servicing Advances
          outstanding under Scheduled Pooling and Servicing Agreements as of the Cut-Off Date, but Excluded from Historical Advances




                                     S-1-2

                                                                      Schedule 2

                   SCHEDULED POOLING AND SERVICING AGREEMENTS

------------------------------------------------------------------------------------------------

              Series                     Effective Date                 Parties
------------------------------------------------------------------------------------------------
Series 1992-2                            12/10/92          Aames Home Loan as Seller & Servicer
                                                           Bankers Trust Company of
                                                           California, N.A. as Trustee
------------------------------------------------------------------------------------------------
Series 1993-A                            12/1/93           Aames Capital Corporation as Seller
                                                           & Servicer
                                                           Bankers Trust Company of
                                                           California, N.A. as Trustee
------------------------------------------------------------------------------------------------
Series 1994-A                            3/1/94            same as above
------------------------------------------------------------------------------------------------
Series 1994-B                            6/1/94            same as above
------------------------------------------------------------------------------------------------
Series 1994-C                            9/1/94            same as above
------------------------------------------------------------------------------------------------
Series 1994-D                            12/1/94           same as above
------------------------------------------------------------------------------------------------
Series 1995-A                            3/1/95            same as above
------------------------------------------------------------------------------------------------
Series 1995-B                            5/12/95           same as above
------------------------------------------------------------------------------------------------
Series 1995-C                            9/1/95            same as above
------------------------------------------------------------------------------------------------
Series 1995-D                            12/1/95           same as above
------------------------------------------------------------------------------------------------
Series 1996-A                            3/1/96            same as above
------------------------------------------------------------------------------------------------
Series 1997-A                            3/1/97            same as above
------------------------------------------------------------------------------------------------
Series 1997-B                            6/1/97            same as above
Amendment #1                             11/1/98           same as above
------------------------------------------------------------------------------------------------
Series 1997-C                            9/1/97            same as above
Amendment #1                             11/1/98           same as above

------------------------------------------------------------------------------------------------
Series 1997-D                            12/1/97           same as above
Amendment #1                             12/1/97           same as above
------------------------------------------------------------------------------------------------
Series 1998-A                            3/1/98            same as above
Amendment #1                             11/1/98           same as above
------------------------------------------------------------------------------------------------



                                      S2-1

------------------------------------------------------------------------------------------------

              Series                     Effective Date                 Parties
------------------------------------------------------------------------------------------------
Series 1998-B                            6/1/98            Aames Capital Acceptance Corp. as
                                                           Transferor
                                                           Aames Capital Corporation as Servicer
                                                           Bankers Trust Company of California,
                                                           N.A. as Trustee
Amendment #1                             11/1/98           same as above
------------------------------------------------------------------------------------------------
Series 1998-C                            9/1/98            Aames Capital Corporation as Seller
                                                           & Servicer
                                                           Bankers Trust Company of California,
                                                           N.A. as Trustee
------------------------------------------------------------------------------------------------




                                             S2-2